                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-05749

                                   ----------

                              THE CHINA FUND, INC.
               (Exact name of registrant as specified in charter)

                          C/O STATE STREET BANK & TRUST
                        2 AVENUE DE LAFAYETTE, 6TH FLOOR
                                  P.O. BOX 5049
                              BOSTON, MA 02206-5049
               (Address of principal executive offices)(Zip code)

                                                             Copy to:

            Mary Moran Zeven                       Leonard B. Mackey, Jr., Esq.
                Secretary                             Clifford Chance US LLP
          The China Fund, Inc.                          31 West 52nd Street
    2 Avenue de Lafayette, 2nd Floor               New York, New York 10019-6131
            Boston, MA 02111
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (888) 246-2255

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

                              THE CHINA FUND, INC.

                                 ANNUAL REPORT

                                OCTOBER 31, 2006


                                              ----------------------------
                                              THE CHINA FUND, INC.
                                              TABLE OF CONTENTS

                                                                                                     PAGE
                                                                                                     ----
                                                                   Key Highlights                      1
                                                                   Asset Allocation                    2
                                                                   Industry Allocation                 3
                                                                   Chairman's Statement                4
                                                                   Investment Managers' Statements     5
                                                                   About the Portfolio Managers        8
                                                                   Schedule of Investments             9
                                                                   Financial Statements               15
                                                                   Notes to Financial Statements      19
                                                                   Report of Independent Registered
                                                                     Public Accounting Firm           25
                                                                   Other Information                  26
                                                                   Dividends and Distributions;
                                                                     Dividend Reinvestment
                                                                     and Cash Purchase Plan           35
                                                                   -------------------------------------

THE CHINA FUND, INC.
KEY HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                      FUND DATA
--------------------------------------------------------------------------------------
            NYSE STOCK SYMBOL                                  CHN
--------------------------------------------------------------------------------------
               LISTING DATE                               JULY 10, 1992
--------------------------------------------------------------------------------------
            SHARES OUTSTANDING                              14,496,220
--------------------------------------------------------------------------------------
       TOTAL NET ASSETS (10/31/06)                       US$455.2 MILLION
--------------------------------------------------------------------------------------
   NET ASSET VALUE PER SHARE (10/31/06)                       $31.40
--------------------------------------------------------------------------------------
    MARKET PRICE PER SHARE (10/31/06)                         $30.40
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                               TOTAL RETURN(1)
--------------------------------------------------------------------------------------------------------------
  PERFORMANCE AS OF
      10/31/06:                     NET ASSET VALUE                                MARKET PRICE
--------------------------------------------------------------------------------------------------------------
       1-Year                            49.64%                                       37.20%
--------------------------------------------------------------------------------------------------------------
  3-Year Cumulative                      51.74%                                       13.88%
--------------------------------------------------------------------------------------------------------------
  3-Year Annualized                      14.91%                                        4.43%
--------------------------------------------------------------------------------------------------------------
  5-Year Cumulative                     217.46%                                      277.46%
--------------------------------------------------------------------------------------------------------------
  5-Year Annualized                      25.99%                                       30.43%
--------------------------------------------------------------------------------------------------------------
 10-Year Cumulative                     239.52%                                      270.39%
--------------------------------------------------------------------------------------------------------------
 10-Year Annualized                      13.00%                                       13.99%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                               DIVIDEND HISTORY
--------------------------------------------------------------------------------------------------------------
     RECORD DATE                         INCOME                                   CAPITAL GAINS
--------------------------------------------------------------------------------------------------------------
      12/21/05                          $0.2172                                      $2.2947
--------------------------------------------------------------------------------------------------------------
      12/22/04                          $0.1963                                      $3.3738
--------------------------------------------------------------------------------------------------------------
      12/31/03                          $0.0700                                      $1.7100
--------------------------------------------------------------------------------------------------------------
      12/26/02                          $0.0640                                      $0.1504
--------------------------------------------------------------------------------------------------------------
      12/31/01                          $0.1321                                           --
--------------------------------------------------------------------------------------------------------------
      12/31/00                               --                                           --
--------------------------------------------------------------------------------------------------------------
      12/31/99                          $0.1110                                           --
--------------------------------------------------------------------------------------------------------------
      12/31/98                          $0.0780                                           --
--------------------------------------------------------------------------------------------------------------
      12/31/97                               --                                      $0.5003
--------------------------------------------------------------------------------------------------------------
      12/31/96                          $0.0834                                           --
--------------------------------------------------------------------------------------------------------------
      12/29/95                          $0.0910                                           --
--------------------------------------------------------------------------------------------------------------
      12/30/94                          $0.0093                                      $0.6006
--------------------------------------------------------------------------------------------------------------
      12/31/93                          $0.0853                                      $0.8250
--------------------------------------------------------------------------------------------------------------
      12/31/92                          $0.0434                                      $0.0116
--------------------------------------------------------------------------------------------------------------

(1) Total investment returns reflect changes in net asset value per share or market price, as the case may be, during each period and assume that dividends and capital gains distributions, if any, were reinvested in accordance with the dividend reinvestment plan. The net asset value per share percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price. Total investment returns are historical and do not guarantee future results.

THE CHINA FUND, INC.
ASSET ALLOCATION AS OF OCTOBER 31, 2006 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     TEN LARGEST LISTED EQUITY INVESTMENTS*
--------------------------------------------------------------------------------
 1.  Chaoda Modern Agriculture (Holdings) Ltd.                     4.53%
--------------------------------------------------------------------------------
 2.  Shanghai International Airport Access Product                 3.75%
--------------------------------------------------------------------------------
     Shanghai Zhenhua Port Machinery Co. Ltd. Access
 3.  Product                                                       3.08%
--------------------------------------------------------------------------------
 4.  China Petroleum Access Product                                2.86%
--------------------------------------------------------------------------------
 5.  Far East Energy Corp.                                         2.73%
--------------------------------------------------------------------------------
 6.  China Merchants Bank Co., Ltd. Access Product                 2.63%
--------------------------------------------------------------------------------
 7.  Xinao Gas Holdings, Ltd.                                      2.56%
--------------------------------------------------------------------------------
 8.  Cathay Financial Holding Co., Ltd.                            2.44%
--------------------------------------------------------------------------------
 9.  Lenovo Group Ltd.                                             2.40%
--------------------------------------------------------------------------------
10.  Golden Meditech Co., Ltd                                      2.38%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          LARGEST DIRECT INVESTMENTS*
--------------------------------------------------------------------------------
 1.  CDW Holding Ltd.                                              1.57%
--------------------------------------------------------------------------------
 2.  Captive Finance, Ltd.                                         0.67%
--------------------------------------------------------------------------------
 3.  teco Optronics Corp.                                          0.03%
--------------------------------------------------------------------------------

* Percentages based on net assets at October 31, 2006.

INDUSTRY ALLOCATION (UNAUDITED)
--------------------------------------------------------------------------------
INDUSTRY ALLOCATION (AS A PERCENTAGE OF NET ASSETS)

                                  (PIE CHART)

Industrials                       16.5%
Consumer                          14.5%
  Discretionary
Energy                            12.3%
Information                       11.6%
  Technology
Financials                        10.3%
Consumer Staples                   6.8%
Materials                          6.7%
Utilities                          5.3%
Health Care                        5.2%
Telecommunications                 1.7%
Others                             9.1%

Fund holdings are subject to change and percentages shown above are based on total net assets as of October 31, 2006. A complete list of holdings as of October 31, 2006 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings can be found on our website, www.chinafundinc.com. You may also obtain holdings by calling 1-800-246-2255.

THE CHINA FUND, INC.
CHAIRMAN'S STATEMENT (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Dear Stockholders,

In July of this year, Alan Tremain resigned as Chairman of your Fund and I was elected by the Board to replace him. Alan has been a Board member since 1992 and was Chairman for 6 years. He saw the Fund through a number of testing markets and was a primary architect of the highly successful rights offering in 2005. He will remain as a member of the Board until March 2008, when his current term expires. On behalf of the Board, I would like to thank Alan for his contributions to the Fund over the years.

Your Fund enjoyed a good year in 2006. The Chinese economy remained buoyant, attracting increasing interest from international investors. The breadth of the stock market increased. Although the listing of China's large banks and other state-owned enterprises gained the most media attention, your Fund looked to benefit from the increasing number of fast-growing entrepreneurial companies that are now coming to market. Also, last year's rights issue, which allowed the Fund's Listed Investment Manager, Martin Currie, Inc. to reallocate a substantial portion of the Fund's portfolio to A-shares, benefited the Fund. Foreign investors still represent less than 2% of the market capitalization of the domestic Chinese stock market, which indicates that your Fund is uniquely positioned. Overall, the net asset value of your Fund increased by 49.6% during the year, well ahead of the 32.3% increase in the benchmark index (MSCI Golden Dragon).

Looking to the future, there are some important economic and political developments which could benefit your Fund. The expectation is that the government will increase spending on healthcare and education, opening these sectors to increased private participation. Initiatives to stimulate the rural economy could be accelerated. Growing wealth could increase domestic and outbound tourism. In Taiwan, the expectation is that substantial changes in policy towards mainland China will have a positive effect on the Taiwanese market. These themes, already reflected in the portfolio, will be given added emphasis over the coming year.

The Chinese economy's growth is being accompanied by a high rate of regulatory and structural change. A number of these changes could favorably affect the direct investment portfolio of the Fund. Issues related to the State Administration of Foreign Exchange circular adversely impacted many deal closings in 2005. These have now been resolved. New rules governing spin-offs from State Owned Enterprises could facilitate deal flow, a new bankruptcy law has been enacted and changes by the China Securities Regulatory Commission in the rules regulating offshore and domestic listings were introduced. Importantly the latter may aid exits from private companies through the A-share market. We therefore anticipate a higher level of activity in the direct investment portfolio during 2007.

Your Fund will, for the fourth year in succession, be paying a substantial cash dividend. Shareholders have the possibility of reinvesting their dividends through the Fund's Dividend Reinvestment and Cash Purchase Plan. For information on the Plan and for monthly updates detailing your Fund's investments, please visit the Fund's website (www.chinafundinc.com).

Thank you for your continued interest in The China Fund, Inc.

Sincerely,

James J. Lightburn
Chairman

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


REVIEW OF LISTED INVESTMENTS
Over the past twelve months, the listed portfolio has outperformed the MSCI Golden Dragon index by 18.94% in relative terms, enjoying net asset value growth of 57%.

Martin Currie Inc.'s ("Martin Currie") investment approach hasn't changed. Martin Currie invests in what it considers the best Chinese companies wherever they are listed, with a bias towards smaller, management-owned companies and a focus on growth and entrepreneurship. Martin Currie believe that such companies will be the main beneficiaries of China's continuing economic growth.

Martin Currie has, however, substantially increased the Fund's weighting to Taiwan in the six months since the Fund's last interim report. During this period, investors have been nervous about the island, as President Chen Shui-bian has been embroiled in political turmoil and corruption scandals. Taiwan has thus lagged the rest of the Greater China region recently. But Martin Currie expects the market to appreciate the value of Taiwanese companies in early 2007, as the presidential election could bring matters into focus. All candidates for the presidency -- not just the Kuomingtang party -- are likely to advocate closer links with the mainland.

On the mainland, a staggering amount of money has been looking for a home in the flotation of state-owned enterprises. Martin Currie generally does not invest in poorly managed state-owned companies, but Martin Currie deviated somewhat from these principles to invest in recent Initial Public Offerings ("IPOs"), including the Hong Kong listing of CHINA MERCHANTS BANK.

Martin Currie did not, however, participate in the world's largest IPO, that of INDUSTRIAL & COMMERCIAL BANK OF CHINA ("ICBC"). Martin Currie's reasoning was that a bank of that size could not change the culture of state-ownership so easily. Only last year, the Chinese government had to pay out US$15 billion to cover non-performing loans at ICBC. With the bank running some 18,764 outlets and a staff of 360,000, Martin Currie remains sceptical about ICBC'S ability to meet expectations -- not that this has stopped other investors from investing.

At the stock level, the Fund saw strong performance from CHINA METAL PRODUCTS and ZIJIN MINING GROUP, which rose by 270% and 268% respectively. CHINA MERCHANTS BANK, CHAODA MODERN AGRICULTURE, TRIPOD TECHNOLOGY and GOLDEN MEDITECH also outperformed. BIO-TREAT, BYD and CHINA FIRE SAFETY underperformed.

To increase the Fund's Taiwanese weighting, Martin Currie built new positions in tech firms LITE-ON IT and WAH LEE, as well as in the conglomerate, LIEN HWA INDUSTRIAL, and in FUBON, CHUNG HWA TELECOM and FAR EAST DEPARTMENT STORES. The Fund also added a holding in solder specialist SHENMAO, and invested in food giant UNI-PRESIDENT.

The Fund built an 11.6% stake in FAR EAST ENERGY, which is developing high-potential coal-bed methane properties in China's Shanxi province, and looks set to benefit from the government's efforts to develop alternative energy sources. Earlier in the year, the Martin Currie increased the Fund's exposure to the A-share market, adding to holdings in leading garment maker YOUNGOR, in YANGTZE POWER and in ZHENHUA PORT MACHINERY, and adding a holding in the utility HUANENG. Martin Currie's also invested in transformer

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF LISTED INVESTMENTS (CONTINUED)

manufacturer BAODING TIANWEI BAOBIAN ELECTRIC, whose subsidiary is the first and largest producer of photovoltaic cells in China.

Martin Currie cut some of the Fund's poor performing positions, including TECHFAITH, CHINA TING, COMBA, LITE-ON IT and NOVATEK. Although markets were unmoved by the arrest of Shanghai party boss Chen Liangyu, the Fund realized gains in SHIMAO, the Shanghai-focused property developer. Martin Currie also took advantage of strong interim results to realized gains in DIGITAL CHINA, and to sell SOLOMON SYSTECH. In Hong Kong, the Fund realized gains in CHINA LIFE INSURANCE.

Looking forward, Martin Currie expects valuations to be problematic. While growth prospects are good and liquidity is strong, this seems to be largely reflected in prices. Most good companies in the consumer sector, which has led the market for a while, now trade on forward P/E ratios of around 30x. With the exception of the inexpensive Taiwanese market, value resides only in deeply unfashionable sectors (textiles, infrastructure, IPPs) or undiscovered small caps.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF DIRECT INVESTMENTS
As of October 31, 2006 the Fund's Direct Investment portfolio comprised the following investments:

CAPTIVE FINANCE LIMITED ("CAPTIVE")
Captive is engaged in providing operating and financial leases for technology products (PCs, servers, telecom equipment etc.). It has operations in Greater China, Singapore, Malaysia and Europe.

CDW HOLDING LIMITED ("CDW")
CDW manufactures a range of component parts for mobile telephones, office equipment and household appliances manufactured by Japanese companies in China. Its fastest growing business is the assembly of backlight unit components (BLU) for the mobile phone industry. CDW continues to expand its production capacity to meet the demands of its customers. The company is listed on the Singapore Stock Exchange.

Shareholders of CDW approved the acquisition of the share capital of the Japanese operations of its Chief Executive Officer. This will facilitate the development of higher margin products and capture more manufacturing outsourcing business from Japanese multinationals.

For the nine months ended September 30, 2006, the Company reported revenue of US$113.8 mn (up 51.0% year over year ("yoy")) but net profit of US$4.3 mn (down 43.4% yoy). The profit decline mainly reflected continuous price pressure particularly in its BLU business prior to the introduction of the next product cycle.

TECO OPTRONICS CORP. ("TECO")
teco designs and manufactures organic light emitting diodes (OLED) displays. It has a technology licensing agreement with Kodak. OLED is a new flat screen display technology that is competing with liquid crystal displays (LCDs) and though demand is growing rapidly excess manufacturing capacity in the industry has eroded margins. teco is a subsidiary of the TECO Group, a large Taiwanese business group.

On July 8, 2005, the carrying value of teco was reduced to US$150,000 from cost of about US$590,000.

THE CHINA FUND, INC.
ABOUT THE PORTFOLIO MANAGERS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LISTED INVESTMENT MANAGER
Mr. Chris Ruffle serves as the portfolio manager for the Fund's portfolio of listed securities. Mr. Ruffle joined Martin Currie in 1994. He is a Chinese and Taiwanese equity specialist with over 16 years investment experience in Asia. Fluent in Mandarin and Japanese, Mr. Ruffle has worked in the Far East since 1983. He worked originally in Beijing and Shanghai and then in Australia for a metal trading company. He then moved to Warburg Securities in 1987 as an analyst in Tokyo, before establishing Warburg's office in Taiwan. Mr. Ruffle also manages The Martin Currie China Hedge Fund and the China "A" Share Fund.

DIRECT INVESTMENT MANAGER
Mr. KOH Kuek Chiang is the Executive Director of Asian Direct Capital Management ("ADCM") and is the portfolio manager of the Fund's portfolio of direct securities. Mr. Koh joined ADCM in 1998. Mr. Koh has over ten years of private equity investment experience in the United States, Europe and Asia working for the Government of Singapore Investment Corporation, Union Bank of Switzerland and private interests. His investment experience covers a wide range of industries, including telecommunications equipment, biotechnology, media, financial services and basic materials. Mr. Koh graduated with an engineering degree from the University of Western Australia and has a post-graduate Diploma in Business Administration from the National University of Singapore. He is a Chartered Financial Analyst and is fluent in English and Mandarin.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS
HONG KONG
  CONSUMER DISCRETIONARY -- (7.0%)
     China Ting Group Holdings Ltd. ........................   4,132,000            $    956,174
     China Travel International Investment Hong Kong,
       Ltd. ................................................  18,148,000               4,106,252
     Huabao International Holdings Ltd.*....................  12,790,000               5,705,637
     Parkson Retail Group Ltd. .............................   1,111,500               4,615,472
     Ports Design Ltd. .....................................   2,678,500               4,655,566
     Shangri-La Asia Ltd. ..................................   4,318,000               9,370,424
     Yorkey Optical International Cayman Ltd. ..............   7,128,000               2,483,368
                                                                                    ------------
                                                                                      31,892,893
                                                                                    ------------
  CONSUMER STAPLES -- (5.5%)
     Chaoda Modern Agriculture (Holdings) Ltd. .............  34,089,900              20,641,953
     Li Ning Co. Ltd. ......................................   3,726,000               4,402,126
                                                                                    ------------
                                                                                      25,044,079
                                                                                    ------------
  ENERGY -- (0.7%)
     China Rare Earth Holdings, Ltd. .......................  15,254,000               3,176,895
                                                                                    ------------
  FINANCIALS -- (1.5%)
     China Insurance International Holdings Co., Ltd.*......   6,974,000               6,007,045
     China Merchants Bank Co., Ltd.*........................     671,500               1,048,018
                                                                                    ------------
                                                                                       7,055,063
                                                                                    ------------
  HEALTH CARE -- (4.2%)
     China Shineway Pharmaceutical Group Ltd. ..............   7,615,000               4,699,106
     Golden Meditech Co., Ltd.*.............................  35,040,000              10,811,339
     Natural Beauty Bio-Technology, Ltd. ...................  32,780,000               3,666,337
                                                                                    ------------
                                                                                      19,176,782
                                                                                    ------------
  INDEX FUND -- (1.5%)
     iShares Asia Trust.....................................     780,000               6,929,100
                                                                                    ------------
  INDUSTRIALS -- (2.7%)
     China Fire Safety Enterprise Group Holdings Ltd. ......  50,380,000               3,950,865
     TPV Technology, Ltd. ..................................   9,968,000               8,278,367
                                                                                    ------------
                                                                                      12,229,232
                                                                                    ------------
  INFORMATION TECHNOLOGY -- (3.4%)
     Arcontech Corp.(1).....................................  18,386,000                 236,369
     Digital China Holdings Ltd. ...........................  10,000,000               4,178,183
     Lenovo Group Ltd. .....................................  25,646,000              10,913,192
                                                                                    ------------
                                                                                      15,327,744
                                                                                    ------------

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG (CONTINUED)
  MATERIALS -- (1.6%)
     Asia Zirconium Ltd. ...................................  12,916,000            $  1,228,751
     Fountain Set (Holdings) Ltd. ..........................  13,026,000               3,784,632
     Ocean Grand Chemicals Holdings Ltd.(1).................  17,379,000                 692,613
     Sinochem Hong Kong Holdings Ltd. ......................   5,000,000               1,767,693
                                                                                    ------------
                                                                                       7,473,689
                                                                                    ------------
  UTILITIES -- (2.6%)
     Xinao Gas Holdings, Ltd. ..............................  11,560,000              11,636,537
                                                                                    ------------
          TOTAL HONG KONG -- (Cost $84,989,709)                             30.7%    139,942,014
                                                                                    ------------
HONG KONG -- "H" SHARES
  CONSUMER DISCRETIONARY -- (0.5%)
     Lianhua Supermarket Holdings Co., Ltd. ................   1,857,000               2,351,540
                                                                                    ------------
  ENERGY -- (2.9%)
     China Oilfield Services Ltd. ..........................  12,650,000               7,106,833
     China Shenhua Energy Co., Ltd. ........................   3,435,000               6,032,281
                                                                                    ------------
                                                                                      13,139,114
                                                                                    ------------
  INDUSTRIALS -- (3.4%)
     Beiren Printing Machinery Holdings Ltd.+...............   7,000,000               1,457,865
     BYD Co., Ltd.*.........................................   2,635,500               7,098,248
     Zhejiang Expressway Co., Ltd. .........................  10,304,000               6,967,801
                                                                                    ------------
                                                                                      15,523,914
                                                                                    ------------
  MATERIALS -- (1.4%)
     Zijin Mining Group Co., Ltd. ..........................  11,194,000               6,504,709
                                                                                    ------------
  UTILITIES -- (1.9%)
     Anhui Expressway Co., Ltd. ............................  12,406,000               8,437,069
                                                                                    ------------
          TOTAL HONG KONG -- "H" SHARES --
            (Cost $28,078,314)                                              10.1%     45,956,346
                                                                           -----    ------------
          TOTAL HONG KONG (INCLUDING "H" SHARES) --
            (Cost $113,068,023)                                             40.8%    185,898,360
                                                                           -----    ------------

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
SINGAPORE
  UTILITIES -- (0.9%)
     Bio-Treat Technology Ltd. .............................   9,799,000            $  3,837,934
                                                                                    ------------
          TOTAL SINGAPORE -- (Cost $4,045,565)                               0.9%      3,837,934
                                                                           -----    ------------
TAIWAN
  CONSUMER DISCRETIONARY -- (4.6%)
     Far Eastern Department Stores Ltd. ....................   7,757,000               3,937,504
     Merry Electronics Co., Ltd. ...........................   3,260,507              10,018,729
     Synnex Technologies International, Corp. ..............   4,633,000               4,242,904
     Taiwan FamilyMart Co., Ltd. ...........................   1,787,895               2,736,107
                                                                                    ------------
                                                                                      20,935,244
                                                                                    ------------
  CONSUMER STAPLES -- (1.3%)
     Uni-President Enterprises Corp. .......................   6,729,000               6,000,253
                                                                                    ------------
  DISTRIBUTION/WHOLESALE -- (0.9%)
     Wah Lee Industrial Corp. ..............................   2,154,000               4,289,182
                                                                                    ------------
  ENERGY -- (0.5%)
     Formosa Petrochemical Corp. ...........................   1,211,000               2,374,939
                                                                                    ------------
  FINANCIALS -- (5.7%)
     Cathay Financial Holding Co., Ltd. ....................   5,708,370              11,091,727
     Fubon Financial Holdings Co., Ltd. ....................  10,387,000               8,479,822
     Yuanta Core Pacific Securities Co. ....................   8,983,000               6,305,284
                                                                                    ------------
                                                                                      25,876,833
                                                                                    ------------
  FOOD & BEVERAGES -- (0.5%)
     Lien Hwa Industrial Corp. .............................   4,768,616               2,226,647
                                                                                    ------------
  INDUSTRIALS -- (1.1%)
     Cheng Shin Rubber Industry Co., Ltd. ..................   5,072,544               4,905,217
                                                                                    ------------
  INFORMATION TECHNOLOGY -- (6.6%)
     Advanced Semiconductor Engineering Inc.*...............   7,838,000               7,260,687
     Data Systems Consulting Co., Ltd. .....................   4,566,813               3,521,928
     Powertech Technology Inc. .............................   1,522,000               4,387,872
     ShenMao Technology Inc. ...............................   1,042,800               2,921,536
     Taiwan Green Point Enterprises Co., Ltd. ..............   1,348,526               3,741,505
     Tripod Technology Corp. ...............................   2,608,845               8,134,221
                                                                                    ------------
                                                                                      29,967,749
                                                                                    ------------

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
TAIWAN (CONTINUED)
  MATERIALS -- (2.6%)
     China Metal Products Co., Ltd. ........................   3,720,123            $  7,609,470
     Yieh United Steel Corp. ...............................   9,483,000               4,199,430
                                                                                    ------------
                                                                                      11,808,900
                                                                                    ------------
  TELECOMMUNICATIONS -- (1.7%)
     Chunghwa Telecom Co., Ltd. ............................   4,490,880               7,711,407
                                                                                    ------------
          TOTAL TAIWAN -- (Cost $86,398,872)                                25.5%    116,096,371
                                                                           -----    ------------
UNITED STATES -- "N" SHARES
  CONSUMER DISCRETIONARY -- (1.2%)
     Chindex International, Inc.*...........................      69,987                 907,732
     The9 Ltd. ADR*.........................................     184,861               4,364,568
                                                                                    ------------
                                                                                       5,272,300
                                                                                    ------------
  ENERGY -- (2.7%)
     Far East Energy Corp.+*................................  11,111,111              12,444,444
                                                                                    ------------
  HEALTH CARE -- (1.0%)
     Mindray Medical International Ltd. ADR*................     259,900               4,704,190
                                                                                    ------------
          TOTAL UNITED STATES -- "N" SHARES --
            (Cost $19,166,886)                                               4.9%     22,420,934
                                                                           -----    ------------
          TOTAL COMMON STOCK AND OTHER EQUITY
            INTERESTS -- (Cost $222,679,346)                                72.1%    328,253,599
                                                                           -----    ------------

EQUITY LINKED SECURITIES
  CONSUMER DISCRETIONARY -- (1.2%)
     Youngor Group Co., Ltd. Access Product (expiration
       10/26/10) 144A,(1)(2)................................   7,562,730               5,603,983
                                                                                    ------------
                                                                                       5,603,983
                                                                                    ------------

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
EQUITY LINKED SECURITIES (CONTINUED)
  ENERGY -- (5.5%)
     China Petroleum Access Product (expiration 01/20/10)
       144A,*(1)(3).........................................   7,089,920            $  5,707,386
     China Petroleum Access Product (expiration 01/20/11)
       144A,(1)(2)..........................................   8,981,756               7,329,113
     China Yangtze Power Co., Ltd. Access Product
       (expiration 1/20/10) 144A,(1)(2).....................   6,441,077               5,809,851
     Huaneng Power International Inc. Access Product
       (expiration 4/20/11) 144A,(1)(2).....................   9,343,031               6,399,976
                                                                                    ------------
                                                                                      25,246,326
                                                                                    ------------
  FINANCIALS -- (2.4%)
     China Merchants Bank Co., Ltd. Access Product
       (expiration 10/26/10) 144A,(1)(2)....................   8,254,855              10,904,664
                                                                                    ------------
                                                                                      10,904,664
                                                                                    ------------
  INDUSTRIALS -- (9.3%)
     Baoding Tianwei Baobian Electric Co., Ltd. Access
       Product (expiration 01/20/10)144A*(1)(3).............   1,761,193               3,784,364
     Shanghai International Airport Co., Ltd. Access Product
       (expiration 1/20/10) 144A*(1)(3).....................   5,662,300              11,160,393
     Shanghai International Airport Co., Ltd. Access Product
       (expiration 10/26/10) 144A,(1)(2)....................   2,961,967               5,920,972
     Shanghai Zhenhua Port Machinery Co., Ltd. Access
       Product (expiration 10/26/10) 144A,(1)(2)............  13,219,652              14,012,831
     Xinjiang Tebian Electric Apparatus Stock Co., Ltd.
       Access Product (expiration 10/26/10) 144A,(1)(2).....   4,676,642               7,234,765
                                                                                    ------------
                                                                                      42,113,325
                                                                                    ------------
  MATERIALS -- (1.0%)
     Qinghai Salt Lake Potash Co., Ltd. Access Product
       (expiration 10/26/10) 144A,(1)(2)....................   1,725,209               4,368,229
                                                                                    ------------
  RETAIL -- (0.4%)
     Shanghai Yuyuan Tourist Mart Co., Ltd. Access Product
       (expiration 01/20/10) 144A,*(1)(3)...................   1,550,470               1,892,522
                                                                                    ------------
          TOTAL EQUITY LINKED SECURITIES -- (Cost
            $57,313,994)                                                    19.8%     90,129,049
                                                                           -----    ------------

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
DIRECT INVESTMENTS
  FINANCIALS -- (0.7%)
     Captive Finance, Ltd., (acquired 5/24/02)*+(1)(4)......   2,000,000            $  3,045,000
                                                                                    ------------
  INFORMATION TECHNOLOGY -- (1.6%)
     CDW Holding Ltd., (acquired 1/26/05)+(5)...............  60,000,000               7,127,034
     teco Optronics Corp., (acquired 4/26/04)*(1)(4)........   1,861,710                 150,000
                                                                                    ------------
                                                                                       7,277,034
                                                                                    ------------
          TOTAL DIRECT INVESTMENTS -- (Cost $5,376,348)                      2.3%     10,322,034
                                                                             ---    ------------
TOTAL INVESTMENTS -- (Cost $285,369,688) (Note D)                           94.2%    428,704,682
                                                                            ----    ------------
OTHER ASSETS AND LIABILITIES                                                 5.8%     26,501,396
                                                                             ---    ------------
NET ASSETS                                                                 100.0%   $455,206,078
                                                                           =====    ============

Notes to Schedule of Investments
--------------------------------

  * Denotes non-income producing security.

  + Affiliated issuer (see Note F).

(1) Security valued at fair value using methods determined in good faith by or at the direction of the Board of Directors.

(2) Equity linked securities issued by Credit Lyonnais (CLSA).

(3) Equity linked securities issued by Citigroup Global Markets Holdings.

(4) Direct investments are generally restricted as to resale and do not have a readily available resale market. On the date of acquisition of each direct investment, there were no market quotations on similar securities, and such investments were therefore initially valued at acquisition cost. These direct investments are valued at fair value as determined by the Board of Directors as discussed in Note A to the Financial Statements.

(5) This investment is listed on the Singapore Stock Exchange, however it is still managed by Asian Direct Capital Management ("ADCM").

144A Securities restricted for resale to Qualified Institutional Buyers.

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS
  Investments in listed investments, at value (cost
     $267,502,486) (Note A).................................  $404,480,339
  Investments in direct investments, at value (cost
     $567,320) (Note A).....................................       150,000
  Investments in affiliated investments, at value (cost
     $17,299,882) (Notes A and F)...........................    24,074,343
  Cash......................................................    14,631,951
  Foreign currency, at value (cost $9,195,208)..............     9,185,832
  Receivable for investments sold...........................     5,148,828
  Receivable for fund shares sold...........................           632
  Dividends receivable......................................       130,502
  Prepaid expenses and other assets.........................        48,979
                                                              ------------
TOTAL ASSETS................................................  $457,851,406
                                                              ------------

LIABILITIES
  Payable for investments purchased.........................     2,027,339
  Investment management fee payable (Note B)................       239,852
  Administration and custodian fees payable (Note B)........       187,386
  Directors fee payable (Note B)............................        64,864
  Accrued expenses and other liabilities....................       125,887
                                                              ------------
TOTAL LIABILITIES...........................................     2,645,328
                                                              ------------
TOTAL NET ASSETS............................................  $455,206,078
                                                              ============
COMPOSITION OF NET ASSETS:
  Paid in capital (Note C)..................................  $253,959,140
  Undistributed net investment income.......................     4,319,290
  Accumulated net realized gain on investments and foreign
     currency transactions..................................    53,601,581
  Net unrealized appreciation on investments and foreign
     currency translation...................................   143,326,067
                                                              ------------
TOTAL NET ASSETS............................................  $455,206,078
                                                              ============
NET ASSET VALUE PER SHARE
  ($455,206,078/14,496,220 shares of common stock
     outstanding)...........................................        $31.40
                                                              ============

See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend income -- listed investments (including dividends of $541,059 from non-controlled affiliates, net of tax
     withheld of $487,292)..................................  $  9,443,533
  Interest income -- listed investments.....................        26,196
                                                              ------------
     TOTAL INVESTMENT INCOME................................     9,469,729
                                                              ------------
EXPENSES
  Investment Management fees (Note B).......................     2,897,300
  Custodian fees (Note B)...................................       767,036
  Administration fees (Note B)..............................       464,158
  Directors' fees and expenses (Note B).....................       297,684
  Legal fees................................................       173,480
  Printing and postage......................................       160,704
  Stock dividend tax expense................................       105,527
  Audit and tax service fees................................        70,789
  Insurance.................................................        55,076
  Shareholder service fees..................................        33,220
  Stock exchange listing fee................................        23,699
  Transfer agent fees.......................................        19,690
  Miscellaneous expenses....................................         6,141
                                                              ------------
     TOTAL EXPENSES.........................................     5,074,504
                                                              ------------
NET INVESTMENT INCOME.......................................     4,395,225
                                                              ------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY
  Net realized gain on listed investment transactions.......    55,811,933
  Net realized loss on non-controlled affiliate
     transaction............................................    (1,064,078)
  Net realized loss on direct investment transactions.......       (22,792)
  Net realized loss on foreign currency transactions........       (20,151)
                                                              ------------
                                                                54,704,912
                                                              ------------
  Net change in unrealized appreciation on listed
     investments and foreign currency translation...........    95,378,102
  Net change in unrealized depreciation on direct
     investments............................................      (135,872)
                                                              ------------
                                                                95,242,230
                                                              ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
  CURRENCY..................................................   149,947,142
                                                              ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $154,342,367
                                                              ============

See notes to financial statements.

THE CHINA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 YEAR ENDED          YEAR ENDED
                                                              OCTOBER 31, 2006    OCTOBER 31, 2005
                                                              ----------------    ----------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income.....................................    $  4,395,225        $  2,945,109
  Net realized gain on investments and foreign currency
     transactions...........................................      54,704,912          32,018,415
  Net increase/(decrease) in unrealized
     appreciation/(depreciation) on investments and foreign
     currency translations..................................      95,242,230         (41,317,713)
                                                                ------------        ------------
  Net increase (decrease) in net assets from operations.....     154,342,367          (6,354,189)
                                                                ------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................      (3,124,848)         (1,979,079)
  Capital gains.............................................     (33,017,522)        (34,014,358)
                                                                ------------        ------------
  Total dividends and distributions to shareholders.........     (36,142,370)        (35,993,437)
                                                                ------------        ------------
CAPITAL SHARE TRANSACTIONS:
  Fund shares sold (Note C).................................              --         110,307,729
  Reinvestment of dividends and distributions
     (107,933 and 56,374 shares, respectively)..............       2,510,507           1,649,496
                                                                ------------        ------------
  Net increase in net assets from capital share
     transactions...........................................       2,510,507         111,957,225
                                                                ------------        ------------
NET INCREASE IN NET ASSETS..................................     120,710,504          69,609,599
NET ASSETS:
  Beginning of year.........................................     334,495,574         264,885,975
                                                                ------------        ------------
  End of year...............................................    $455,206,078        $334,495,574
                                                                ============        ============

Undistributed net investment income, end of period..........    $  4,319,290        $  3,069,063
                                                                ============        ============

See notes to financial statements.

THE CHINA FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING FOR THE YEARS INDICATED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 YEAR ENDED OCTOBER 31,
                                                  ----------------------------------------------------
                                                    2006       2005      2004*      2003*      2002*
                                                  --------   --------   --------   --------   --------
PER SHARE OPERATION PERFORMANCE
Net asset value, beginning of year..............  $  23.25   $  26.27   $  26.93   $  14.92   $  13.19
                                                  --------   --------   --------   --------   --------
Net investment income...........................      0.30       0.21       0.21       0.06       0.11
Net realized and unrealized gain on investments
  and foreign currency transactions.............     10.36       0.34       0.91      12.16       1.75
                                                  --------   --------   --------   --------   --------
Total income from investment operations.........     10.66       0.55       1.12      12.22       1.86
                                                  --------   --------   --------   --------   --------
Less dividends and distributions:
  Dividend from net investment income...........     (0.22)     (0.20)     (0.07)     (0.06)     (0.13)
  Distributions from net realized capital
    gains.......................................     (2.29)     (3.37)     (1.71)     (0.15)      0.00
                                                  --------   --------   --------   --------   --------
Total dividends and distributions...............     (2.51)     (3.57)     (1.78)     (0.21)     (0.13)
                                                  --------   --------   --------   --------   --------
Net asset value, end of year....................  $  31.40   $  23.25   $  26.27   $  26.93   $  14.92
                                                  ========   ========   ========   ========   ========
Per share market price, end of year.............  $  30.40   $  24.55   $  29.15   $  34.74   $  12.61
                                                  ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN (BASED ON MARKET
  PRICE)........................................     37.20%     (5.50)%   (12.16)%   179.41%     18.63%
                                                  ========   ========   ========   ========   ========
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000's).................  $455,206   $334,496   $264,886   $271,278   $150,319
Ratio of expenses to average net assets.........      1.26%      1.44%      1.41%      1.76%      1.97%
Ratio of expenses to average net assets,
  excluding stock dividend tax expense..........      1.23%      1.38%      1.34%      1.68%      1.85%
Ratio of net investment income to average net
  assets........................................      1.09%      1.04%      0.78%      0.32%      0.72%
Portfolio turnover rate.........................        50%        26%        40%        55%        68%

* Financial highlights were audited by a previous audit firm.

See notes to financial statements.

THE CHINA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The China Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments in the equity securities of companies engaged in a substantial amount of business in the People's Republic of China. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates. The significant estimates made as of, and for the year ended, October 31, 2006 relate to the valuation of the Fund's Direct Investments, as further discussed below.

SECURITY VALUATION: Portfolio securities listed on recognized United States or foreign securities exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, of two brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Securities for which market quotations are readily available are valued at current market value. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Direct Investments not traded on an exchange are valued at fair value as determined by the Board of Directors based on advice from the Direct Investment Manager.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

FOREIGN CURRENCY TRANSLATIONS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses, including stock dividend tax expense, are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OPTION CONTRACTS: The Fund may purchase and write (sell) call options and put options provided the transactions are for hedging purposes and the initial margin and premiums do not exceed 5% of total assets. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counter parties to meet the terms of the contract.

EQUITY LINKED SECURITIES: The Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants collectively, ("Access Products"). Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. These securities may be used by the Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Fund bears the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, equity-linked securities may be considered illiquid and subject to the Fund's restrictions on investments in illiquid securities.

At October 31, 2006, the Fund held equity-linked Access Product warrants through Credit Lyonnais ("CLSA") and Citigroup Global Markets Holdings, the issuers. Under the terms of the agreements, each warrant entitles the Fund to receive from the issuers an amount in U.S. dollars linked to the performance of specific equity shares.

INDEMNIFICATION OBLIGATIONS: Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received. The Fund records the taxes paid on stock dividends as an operating expense.

DIVIDENDS AND DISTRIBUTIONS: The Fund intends to distribute to its shareholders, at least annually, substantially all of its net investment income and any net realized capital gains. Income and capital gains distributions are determined in accordance with U.S. income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions.

The Fund made distribution of $3,124,848 from Ordinary Income and $33,017,522 from Long-Term Capital Gains during the year ended October 31, 2006. For the year ended October 31, 2005 the Fund made distributions of $3,061,875 from Ordinary Income and $32,931,562 from Long-Term Capital Gains. As of October 31, 2006, the components of distributable earnings on a tax basis were $18,542,075 for undistributed ordinary income and $39,587,677 for undistributed long-term capital gains. At that date, the Fund had $143,117,186 of net unrealized appreciation on a tax basis. Income and capital gains distributions are determined in accordance with U.S. income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions.

FEDERAL INCOME TAXES: The Fund has qualified and intends to qualify in the future as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code available to certain investment companies, including making distributions of taxable income and capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

NOTE B -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Martin Currie Inc. is the investment manager for the Fund's listed assets (the "Listed Assets"). On August 3, 2005, the Fund completed a rights offering which permitted the Fund's stockholders to purchase one new share for each three shares of the Fund held. Prior to completion of the rights offering, Martin Currie Inc. received a fee, computed weekly and payable monthly, at the following rates: .70% of the first US$400 million of the Fund's average weekly net assets in Listed Assets; and .50% of the Fund's average weekly net assets invested in Listed Assets in excess of US$400 million. Effective as of the completion of the rights offering, Martin Currie Inc. receives a fee, computed weekly and payable monthly, at the following annual rates: 0.70% of the first US$315 million of the Fund's average weekly net assets invested in Listed Assets; and 0.50% of the Fund's average weekly net assets invested in Listed Assets in excess of US$315 million.

Asian Direct Capital Management ("ADCM") is the investment manager for the Fund's assets allocated to direct investments. ADCM receives a fee, computed weekly and payable monthly at an annual rate equal to the

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

greater of $300,000 or 2.2% of the average weekly value of the net assets of the Fund invested in Direct Investments.

No director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays the Chairman of the Board and each of the directors (who is not a director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliate thereof) an annual fee of $27,500 and $12,000, respectively, plus $2,000 for each Board of Directors' meeting or Audit Committee meeting attended. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with attending Board of Directors' meetings.

State Street Bank and Trust Company ("State Street") provides, or arranges for the provision of certain administrative services for the Fund, including preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at an annual rate of .13% of the Fund's average daily net assets up to $150 million, .11% of the next $150 million and .06% of those assets in excess of $300 million subject to certain minimum requirements for fund administration services. The Fund also pays State Street $100,000 per year for certain legal administration services, including corporate secretarial services and preparing regulatory filings.

The Fund also has a contract with State Street to provide custody and fund accounting services to the Fund. For these services, the Fund pays State Street asset-based fees that vary according to the number of positions and transactions plus out of pocket expenses.

NOTE C -- CAPITAL STOCK
The Board of Directors of the Fund has approved a share repurchase plan. Under the program, the Fund will repurchase shares at management's discretion at times when it considers the repurchase to be consistent with the objectives of the program. For the year ended October 31, 2006, the Fund did not participate in this program.

NOTE D -- INVESTMENT TRANSACTIONS
For the year ended October 31, 2006, the Fund's cost of purchases and proceeds from sales of investment securities, other than short-term securities, were $197,955,036 and $210,618,830, respectively. At October 31, 2006, the cost of investments for federal income tax purposes was $285,578,569. Gross unrealized appreciation of investments was $152,892,206, while gross unrealized depreciation of investments was $9,766,093, resulting in net unrealized appreciation of investments of $143,126,113.

NOTE E -- INVESTMENTS IN CHINA
The Fund's investments in China companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and political uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of China companies trade; (3) currency exchange fluctuations, currency blockage and higher

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets; (7) the nature of the smaller, less seasoned and newly organized China companies, particularly in China; and (8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

NOTE F -- INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

                                                                                                 DIVIDENDS
                                                                                                INCLUDED IN
                                                                                                 DIVIDEND
                        BALANCE OF                                  BALANCE OF                    INCOME-
                        SHARES HELD       GROSS       GROSS SALES   SHARES HELD      VALUE         NON-
                        OCTOBER 31,     PURCHASES         AND       OCTOBER 31,   OCTOBER 31,   CONTROLLED
NAME OF ISSUER             2005       AND ADDITIONS   REDUCTIONS       2006          2006       AFFILIATES
--------------          -----------   -------------   -----------   -----------   -----------   -----------
Captive Finance,
  Ltd. ...............   2,000,000             --              --    2,000,000    $ 3,045,000    $     --
CDW Holdings Ltd......  60,000,000             --              --   60,000,000      7,127,034     480,000
Beiren Printing
  Machinery Holdings
  Ltd. ...............   7,000,000             --              --    7,000,000      1,457,865      61,059
Nanjing Dahe Outdoor
  Media Co., Ltd. ....  37,500,000             --     (37,500,000)          --             --          --
Far East Energy
  Corp. ..............          --     11,111,111              --   11,111,111     12,444,444          --
                                                                                  -----------    --------
                                                                                  $24,074,343    $541,059
                                                                                  ===========    ========

* Affiliated issuers, as defined in the Investment Company Act of 1940, as amended, include issuers in which the Fund held 5% or more of the outstanding voting securities.

NOTE G -- CAPITAL STOCK
On August 3, 2005, the Fund completed the rights offering of a total of 4 million shares of its common stock. Proceeds to the Fund, before expenses of $1,339,771, amounted to $111,647,500. At October 31, 2006, 100,000,000 shares of
$.01 par value common stock were authorized.

NOTE H -- NEW ACCOUNTING PRONOUNCEMENTS
In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

NOTE I -- SUBSEQUENT EVENTS
Pursuant to an agreement between the Fund and Private Equity Management BVI Limited ("PEML"), the Fund is entitled to certain additional consideration related to the final disposition of a previously owned direct investment, Shanghai Links Executive Community Limited ("SLEC"). ADCM was notified by the prior direct investment manager, HSBC that it has received a final distribution from PEML for the aforementioned additional consideration related to SLEC. The Fund anticipates receiving additional consideration of US $239,349 on or before December 31, 2006. The impact of the additional consideration on the Fund's Net Asset Value per share is $0.017.

A recommendation was made by the listed investment advisor, Martin Currie, that effective December 29, 2006 the valuation of 18,386,000 shares of Arcontech Corporation, previously carried at an aggregate of US $236,369, be reduced to zero. The impact of the proposed write-down, which is subject to ratification by the Board's Valuation Committee, on the Fund's Net Asset Value per share is $0.016.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of The China Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The China Fund, Inc. (the "Fund") as of October 31, 2006, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 2004 were audited by other auditors whose report, dated December 10, 2004, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
December 29, 2006

THE CHINA FUND, INC.
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TAX INFORMATION

     CAPITAL GAINS DISTRIBUTIONS: $33,017,522 has been designated as capital gains dividends for the purpose of the dividends paid deduction, of which 100% represents 15% rate gains.

     FOREIGN TAXES CREDIT: The Fund designates $592,819 as foreign taxes paid and $9,930,824 as foreign source income earned for regular Federal income tax purposes.

     QUALIFIED DIVIDEND INCOME: For the fiscal year ended October 31, 2006, the Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. Complete information will be reported in conjunction with Form 1099-DIV.

PRIVACY POLICY

-------------------------------------------------------------------------------
                                 PRIVACY NOTICE

The China Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

     [ ] Information it receives from shareholders on applications or other forms; and

     [ ]  Information about shareholder transactions with the Fund.

THE FUND'S POLICY IS TO NOT DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO NONAFFILIATED THIRD PARTIES (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who needs to know that information to provide products or services to shareholders. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard its shareholders' nonpublic personal information.
-------------------------------------------------------------------------------


PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that are used by the Fund's investment advisers to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling 1-888-CHN-CALL (246-2255); and (2) as an exhibit to the Fund's annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how the investment advisers vote these proxies is now available by calling the same number and on the

THE CHINA FUND, INC.
OTHER INFORMATION (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Commission's website. The Fund has filed its report on Form N-PX covering the Fund's proxy voting record for the 12 month period ended June 30, 2006.

QUARTERLY PORTFOLIO OF INVESTMENTS
A Portfolio of Investments will be filed as of the end of the first and third quarter of each fiscal year on Form N-Q and will be available on the Securities and Exchange Commission's website at http://www.sec.gov. Form N-Q has been filed as of July 31, 2006 for the third quarter of this fiscal year and is available on the Securities and Exchange Commission's website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The quarterly Portfolio of Investments will be made available without charge, upon request, by calling 1-888-246-2255.

CERTIFICATIONS
The Fund's chief executive officer has certified to the New York Stock Exchange that, as of October 31, 2006, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund's chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund's Form N-CSR filed with the Securities and Exchange Commission, for the period of this report.

BOARD DELIBERATIONS REGARDING APPROVAL OF
INVESTMENT MANAGEMENT AGREEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL BACKGROUND

Martin Currie Inc. ("Martin Currie") acts as the Fund's investment manager, with exclusive investment discretion over the Fund's assets, other than those invested in direct investments (the "Listed Assets"), pursuant to a Management Agreement with the Fund. The Fund pays Martin Currie a fee for its investment management services, computed weekly and payable monthly, at an annual rate of 0.70% of the Fund's average weekly net assets consisting of Listed Assets up to US$315 million and 0.50% of the Fund's average weekly net assets consisting of Listed Assets in excess of US$315 million. Martin Currie is a registered investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the "Advisers Act").

Asian Direct Capital Management ("ADCM") acts as investment manager to the Fund with exclusive investment discretion over the portion of the Fund's assets that is invested in direct investments pursuant to the terms of a Direct Investment Management Agreement between the Fund and ADCM (the "Direct Management Agreement"). The Fund may invest up to 25% of the net proceeds of its offerings of its outstanding common stock in direct equity investments. For its direct investment management services, ADCM receives from the Fund a fee, payable monthly, at an annual rate of the greater of US$300,000 or 2.2% of the average weekly assets of the Fund allocated to direct investments. ADCM is a registered investment adviser under the Advisers Act. ADCM is a wholly owned, indirect subsidiary of State Street Global Advisors ("SSgA"), the investment management division of State Street Corporation. State Street Bank and Trust Company ("State Street"), an affiliate of State Street Corporation, serves as administrator and custodian for the Fund.

The Fund's Board of Directors (the "Board") is legally required to review and re-approve the Management Agreement and the Direct Management Agreement once a year. Throughout the year, the Board considers a wide variety of materials and information about the Fund, including, for example, the Fund's investment performance, adherence to stated investment objectives and strategies, assets under management, expenses, regulatory compliance and management. The Board periodically meets with senior management and portfolio managers of both Martin Currie and ADCM and reviews and evaluates their professional experience, credentials and qualifications. This information supplements the materials the Board received in preparation for the Meeting described below.

APPROVAL PROCESS

The Board, consisting entirely of "independent directors" within the meaning of the Investment Company Act of 1940, unanimously approved the Management Agreement and the Direct Management Agreement at an "in person" meeting held on June 8, 2006 (the "Meeting"). In determining whether it was appropriate to approve each of the Management Agreement and the Direct Management Agreement, the Board requested information, provided by Martin Currie and ADCM, that it believed to be reasonably necessary to reach its conclusion. At the Meeting, the Board discussed issues pertaining to the proposed approval of the Management Agreement and the Direct Management Agreement with representatives from Martin Currie and ADCM and with legal counsel. This information together with the information provided to the Directors throughout the course of year formed the primary basis for the Directors' determinations.

BOARD DELIBERATIONS REGARDING APPROVAL OF
INVESTMENT MANAGEMENT AGREEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Prior to the Meeting, the Board met in an executive session for the purpose of considering the approval of the Management Agreement and Direct Management Agreement. During that executive session, the Directors reviewed a memorandum which detailed the duties and responsibilities of the Directors with respect to their consideration of the Management Agreement and Direct Management Agreement. The Directors reviewed the contract renewal materials provided by Martin Currie and ADCM, including, but not limited to (1) an organizational overview of each of Martin Currie and ADCM and biographies of those personnel providing services to the Fund, (2) a copy of each of the Management Agreement, Amendment No. 1 to the Management Agreement and the Direct Management Agreement, (3) a profitability analysis of each of Martin Currie and ADCM, (4) financial statements of each of Martin Currie and ADCM, including, with respect to ADCM, a letter of continuing financial support from SSgA, (5) Form ADV of each of Martin Currie and ADCM, and (6) performance and fee comparison data provided by Fundamental Data, a third party vendor of such information.

MANAGEMENT AGREEMENT

In evaluating the Management Agreement and its amendment, the Directors drew on materials provided to them by Martin Currie. In deciding whether to renew the Management Agreement and its amendment, the Directors considered various factors, including (1) the nature, extent and quality of the services provided by Martin Currie under the Management Agreement, (2) the investment performance of the Fund's listed investments, (3) the costs to Martin Currie of its services and the profits realized by Martin Currie, from its relationship with the Fund, and (4) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee levels in the Management Agreement reflect these economies of scale.

1.  Nature, Extent and Quality of the Services provided by Martin Currie

In considering the nature, extent and quality of the services provided by Martin Currie, the Directors relied on their prior experience as Directors of the Fund as well as on the materials provided at the Meeting. They noted that under the Management Agreement Martin Currie is responsible for managing the Fund's listed investments in accordance with the Fund's investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Directors, for providing necessary and appropriate reports and information to the Directors, for maintaining all necessary books and records pertaining to the Fund's transactions in listed investments, and for furnishing the Fund with the assistance, cooperation, and information necessary for the Fund to meet various legal requirements regarding registration and reporting. They noted the distinctive nature of the Fund as investing primarily in equity securities of China companies. They also noted the experience and expertise of Martin Currie as appropriate as an adviser to the Fund.

The Directors reviewed the background and experience of Martin Currie's senior management, including those individuals responsible for the investment and compliance operations with respect to the Fund's listed investments, and the responsibilities of the latter with respect to the Fund. They also considered the resources, operational structures and practices of Martin Currie in managing the Fund's listed portfolio, in monitoring and

BOARD DELIBERATIONS REGARDING APPROVAL OF
INVESTMENT MANAGEMENT AGREEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

securing the Fund's compliance with its investment objectives and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided and their general knowledge of the business of Martin Currie, the Directors took into account the fact that Martin Currie's experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Directors determined that the nature and extent of the services provided by Martin Currie to the Fund were appropriate, had been of uniformly high quality, and could be expected to remain so.

2.  Investment Performance of the Fund's Listed Investments

The Directors noted that, in view of the distinctive investment objective of the Fund, the investment performance of the Fund's listed investments was satisfactory. Of importance to the Directors was the extent to which the Fund achieved its objective. Drawing upon information provided at the Meeting and upon reports provided to the Directors by Martin Currie throughout the preceding year, the Directors determined that, while the Fund's listed investments had underperformed the MSCI Golden Dragon Index during recent periods, the listed investments had outperformed the Index for the three-year period ended April 30, 2006. The Directors discussed with the representatives of Martin Currie present at the Meeting the reasons for the recent underperformance. They further concluded, on the basis of the limited universe of comparable funds, that the expense ratio of the Fund was as low as, or lower than, those of the Fund's direct competitors. Accordingly, the Directors concluded that the performance of the Fund was satisfactory.

3. The Costs to Martin Currie of its Services and the Profits realized by Martin Currie from its Relationship with the Fund

The Directors considered the profitability of the advisory arrangement with the Fund to Martin Currie. The Directors had been provided with data on the Fund's profitability to Martin Currie for the Fund. They first discussed with representatives of Martin Currie the methodologies used in computing the costs that formed the bases of the profitability calculations. Concluding that these methodologies were reasonable, they turned to the data provided. After extensive discussion and analysis they concluded that, to the extent that Martin Currie's relationship with the Fund had been profitable, the profitability was in no case such as to render the advisory fee excessive.

In considering whether Martin Currie benefits in other ways from its relationship with the Fund, the Directors noted that other than the advisory fee, there is no other investment advisory and brokerage fee received or receivable by Martin Currie from the Fund. The Directors concluded that, to the extent that Martin Currie derives other benefits from its relationship with the Fund, those benefits are not so significant as to render the adviser's fees excessive.

BOARD DELIBERATIONS REGARDING APPROVAL OF
INVESTMENT MANAGEMENT AGREEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

4. The Extent to which Economies of Scale would be Realized if and as the Fund Grows and whether the Fee Levels in the Management Agreement Reflect these Economies of Scale

On the basis of their discussions with management and their analysis of information provided at the Meeting, the Directors determined that the nature of the Fund and its operations is such that Martin Currie was likely to realize economies of scale in the management of the Fund as it grows in size. The Board noted that, in contemplation of these likely economies of scale, this fee structure with Martin Currie provides for breakpoints above which the fee rate declines. It was noted in the Board's discussion with representatives of Martin Curie that Martin Currie's assets under management from its China business had increased substantially and as such Martin Currie had realized economies of scale from managing more China portfolios for more clients. It was noted that these economies of scale were shared with the Fund because they had enabled Martin Currie to develop centralized dealing facilities that pool transactions across all of its clients. However, Martin Currie had noted in its materials provided to the Board that these economies of scale were not infinite and that managing too much money may impair performance.

In order to better evaluate the Fund's advisory fee, the Directors had requested comparative information with respect to fees paid by similar funds -- i.e., funds that invest in China. The Directors found that, because of the distinctive nature of the Fund, the universe of similar funds was limited; the total number of comparable funds, which included the Fund, was sixteen. Moreover, the Fund's aggregate advisory fees were lower than many of its competitors'. The Directors noted that the Fund's total expense ratio was lower than most of the comparable funds' total expense ratio. The Directors concluded that the limited data available provided some indirect confirmation of the reasonableness of Martin Currie's fee.

APPROVAL OF MANAGEMENT AGREEMENT

The Directors approved the continuance of the Fund's Management Agreement and its amendment after weighing the foregoing factors. They reasoned that, considered in themselves, the nature and extent of the services provided by Martin Currie were appropriate, that the performance of the Fund had been satisfactory, and that Martin Currie could be expected to provide services of high quality. As to Martin Currie's fees for the Fund, the Directors determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Fund's relationship with Martin Currie was not so profitable as to render the fees excessive, that any additional benefits to Martin Currie were not of a magnitude materially to affect the Directors' deliberations, and that the fees adequately reflected shared economies of scale with the Fund.

DIRECT MANAGEMENT AGREEMENT

In deciding whether to renew the Direct Management Agreement, the Directors considered various factors, including (1) the nature, extent and quality of the services provided by ADCM under the Direct Management Agreement, (2) the investment performance of the Fund's direct investments, (3) the costs to ADCM of its services and the profits realized by ADCM, from its relationship with the Fund, and (4) the extent to which

BOARD DELIBERATIONS REGARDING APPROVAL OF
INVESTMENT MANAGEMENT AGREEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

economies of scale would be realized if and as the Fund grows and whether the fee levels in the Direct Management Agreement reflect these economies of scale.

1.  Nature, Extent and Quality of the Services provided by ADCM

In considering the nature, extent and quality of the services provided by ADCM, the Directors relied on their prior direct experience as Directors of the Fund as well as on the materials provided at the Meeting. They noted that under the Direct Management Agreement, ADCM is responsible for managing the direct investments of the Fund in accordance with the Fund's investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Directors, for providing necessary and appropriate reports and information to the Directors, for maintaining all necessary books and records pertaining to the Fund's direct investments, and for furnishing the Fund with the assistance, cooperation, and information necessary for the Fund to meet various legal requirements regarding registration and reporting. They noted the distinctive nature of the Fund as investing primarily in equity securities of China companies. They also noted the experience and expertise of ADCM in making direct investments as appropriate as an adviser to such Fund.

The Directors reviewed the background and experience of ADCM's senior management, including those individuals responsible for the investment and compliance operations relating to the direct investments of the Fund, and the responsibilities of the latter with respect to the Fund. They also considered the resources, operational structures and practices of ADCM in managing the Fund's direct investments, in monitoring and securing the Fund's compliance with its investment objective and policies with respect to the Fund's direct investments and with applicable laws and regulations. The Directors also considered information about ADCM's overall investment management business, noting that ADCM manages funds in South Korea and Thailand that invest in the Asia Pacific region. In addition, ADCM, as a holding company of SSgA, has access to the international business network of State Street Corporation for investment opportunities. Drawing upon the materials provided and their general knowledge of the business of ADCM, the Directors took into account the fact that ADCM's experience, resources and strength in these areas are of high quality. On the basis of this review, the Directors determined that the nature and extent of the services provided by ADCM to the Fund were appropriate, had been of acceptable quality, and could be expected to remain so.

2.  Investment Performance of the Fund

The Directors noted that, in view of the distinctive investment objective of the Fund, the investment performance of the Fund's direct investment portfolio was satisfactory. Of importance to the Directors was the extent to which the Fund achieved its objective. Drawing upon information provided at the meeting and upon reports provided to the Directors by ADCM throughout the preceding year, they determined that, while the Fund's direct investments had underperformed the MSCI Golden Dragon Index during recent periods, the Fund's direct investment portfolio's performance had been comparable to the performance of the MSCI Golden Dragon Index for the three-year period ending April 30, 2006. They further concluded, on the basis of the limited universe of comparable funds, that the expense ratio of the Fund was as low as, or lower than, those of their direct

BOARD DELIBERATIONS REGARDING APPROVAL OF
INVESTMENT MANAGEMENT AGREEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

competitors. Accordingly, they concluded that the performance of the Fund's direct investment portfolio was satisfactory.

3. The Costs to ADCM of its Services and the Profits realized by ADCM from its Relationship with the Fund

The Directors considered the profitability of the advisory arrangement with the Fund to ADCM and of the Fund's relationship with ADCM's affiliate, State Street, in its role as administrator and custodian for the Fund. The Directors had been provided with data on the Fund's profitability to ADCM for the Fund's last four fiscal years. They first discussed with representatives of ADCM the methodologies used in computing the costs that formed the bases of the profitability calculations. Concluding that these methodologies were reasonable, they turned to the data provided. After discussion and analysis they concluded that, to the extent that ADCM's relationship with the Fund had been profitable to ADCM, the profitability was in no case such as to render the advisory fee excessive. The Directors also noted SSgA's continuing support of ADCM as a subsidiary.

In considering whether ADCM or its affiliates benefit in other ways from their relationship with the Fund, the Directors noted that other than the advisory fee, there is no other investment advisory and brokerage fee received or receivable by ADCM or its affiliates; however, an affiliate of ADCM serves as the Fund's administrator and custodian. The Directors noted that the fees paid to the affiliate for administration and custody services were reasonable in relation to the services provided. The Directors concluded that, to the extent that ADCM or its affiliates derive other benefits from their relationship with the Fund, those benefits are not so significant as to render the adviser's fees excessive.

4. The Extent to which Economies of Scale would be Realized if and as the Fund Grows and whether the Fee Levels in the Direct Management Agreement Reflect these Economies of Scale

On the basis of their discussions with management and their analysis of information provided at the Meeting, the Directors determined that the nature of the Fund and its operations is such that ADCM would not at this time realize economies of scale in the management of the Fund. It was noted that the Directors had discussed ADCM's Pan Asia Investment Fund ("AAIF") which ADCM has commenced marketing and which will also invest in Chinese securities. The Directors noted that ADCM expected that AAIF's assets under management would increase substantially and this may lead to the generation of some economies of scale, only if AAIF and the Fund have a number of similar investments. Further, these economies of scale would be greater than if there was no overlap between the funds.

The Directors noted that there were no comparable funds investing in direct investments for purposes of comparing the fees paid by the Fund to ADCM to the fees paid by other funds. The Directors noted, however, that advisers to private funds that principally make direct investments (typically referred to as "private equity funds") typically pay their advisers an asset-based fee of 1% to 2% of the fund's assets plus a performance fee of 15% to 25% of the private fund's gains on its investments. The Fund is not permitted under the Investment Company Act of 1940 to pay a similar performance fee and the Directors concluded that the fee paid to ADCM of the greater of $300,000 and 2.2% of the Fund's daily net assets invested in direct investments was a reasonable

BOARD DELIBERATIONS REGARDING APPROVAL OF
INVESTMENT MANAGEMENT AGREEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

fee to obtain the services of a direct investment manager such as ADCM. The Directors also noted that, notwithstanding this relatively high fee rate paid to ADCM, the Fund's overall advisory fees, combining the fees paid to ADCM with those paid to Martin Currie, were nevertheless competitive with the fees paid by comparable funds investing solely in listed investments and that the Fund's total expense ratio was lower than most of the comparable fund's total expense ratios.

APPROVAL OF DIRECT MANAGEMENT AGREEMENT

The Directors approved the continuance of the Fund's Direct Management Agreement after weighing the foregoing factors. They reasoned that, considered in themselves, the nature and extent of the services provided by ADCM were appropriate, that the performance of the Fund had been satisfactory, and that ADCM could be expected to provide services of acceptable quality. As to ADCM's fees for the Fund, the Directors determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Fund's relationship with ADCM was not so profitable as to render the fees excessive, that any additional benefits to ADCM were not of a magnitude materially to affect the Directors' deliberations.

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund will distribute to shareholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the Fund, each shareholder will be deemed to have elected, unless Computershare Trust Company, N.A., the Plan Administrator, is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested by the Plan Administrator in Fund shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by Computershare Trust Company, N.A. (formerly, Equiserve Trust company, N.A.), as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund by contacting Computershare c/o The China Fund, Inc. at P.O. Box 43010, Providence, Rhode Island 02940-3011. Phone: 1-800-426-5523.

Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (collectively, "Computershare" or the "Plan Administrator") acts as Plan Administrator and Service Agent. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are then listed, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Administrator will, as administrator for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Administrator, annually, in any amount from $100 to $3,000 for investment in the Fund's Common Stock. The Plan Administrator will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Administrator, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Administrator, it is suggested that participants send in voluntary cash payments to be received by the Plan Administrator approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Administrator's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Administrator's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Administrator will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Administrator by at least 90 days' written notice to all shareholders. All correspondence concerning the Plan should be directed to Computershare c/o The China Fund, Inc. at P.O. Box 43011, Providence, Rhode Island 02940-3011. Phone: 1-800-426-5523.

DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following table provides information concerning each of the Directors of the Fund. The Board of Directors is comprised of Directors who are not interested persons of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Directors are divided into three classes, designated as Class I, Class II and Class III. The Directors in each such class are elected for a term of three years to succeed the Directors whose term of office expires. Each Director shall hold office until the expiration of his term and until his successor shall have been elected and qualified. The Fund Complex consists of one series.

                                                            PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME (AGE) AND                   PRESENT OFFICE                 DURING PAST FIVE YEARS AND                DIRECTOR
ADDRESS OF DIRECTOR               WITH THE FUND          DIRECTORSHIPS IN PUBLICLY HELD COMPANIES          SINCE
-------------------              ---------------  ------------------------------------------------------  --------
James J. Lightburn (63)........  Chairman of the  Chairman of the Board of the Fund; Attorney, Nomos        1992
  13, Rue Alphonse de Neuville   Board and        (2004- present); Attorney, member of Hughes Hubbard &
  75017 Paris, France            Director         Reed (1993-2004).

Alan Tremain (70)..............  Director         Chairman of the Board of the Fund; Chairman, Hotels of    1992
  58 Avenue de la Reale                           Distinction Ventures, Inc. (1989-2005); Chairman,
  Port la Galere                                  Hotels of Distinction (International), Inc.
  Theoule-sur-Mer                                 (1974-present).
  06590 France

Michael F. Holland (62)........  Director         Chairman, Holland & Company L.L.C. (1995-present);        1992
  375 Park Avenue                                 Director, The Holland Balanced Fund, Inc., Reaves
  New York, New York 10152                        Utility Income Fund; Trustee, State Street Master
                                                  Funds and State Street Institutional Investment Trust
                                                  and Scottish Widows Investment Partnership Trust.

Joe O. Rogers (57).............  Director         The Rogers Team LLC, organizing member (July 2001-        1992
  2477 Foxwood Drive                              present); Manager, The J-Squared Team LLC (April 2003-
  Chapel Hill, NC 27514                           May 2004); Director, The Taiwan Fund, Inc.
                                                  (1986-present).

Nigel S. Tulloch (61)..........  Director         Chief Executive, HSBC Asset Management Bahamas Limited    1992
  7, Circe Circle                                 (1986-1992); Director, The HSBC China Fund Limited.
  Dalkeith
  WA6009
  Australia

Gary L. French (55)............  President        Senior Vice President, State Street Bank and Trust
  2 Avenue de Lafayette                           Company (2002-present); Managing Director, Deutsche
  Boston, MA 02111                                Asset Management, Inc. and Zurich Scudder Investments
                                                  (acquired by Deutsche Bank in 2002) (2001-2002);
                                                  President, UAM Fund Services, Inc. (1995-2001).

William C. Cox (40)............  Treasurer        Vice President, State Street Bank and Trust Company.
  2 Avenue de Lafayette
  Boston, MA 02111

Mary Moran Zeven (45)..........  Secretary        Senior Vice President and Senior Managing Counsel,
  2 Avenue de Lafayette                           State Street Bank and Trust Company.
  Boston, MA 02111

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

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

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

THE CHINA FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

UNITED STATES ADDRESS
The China Fund, Inc.
c/o State Street Bank and Trust Company
P.O. Box 5049
Boston, MA 02206-5049
1-888-CHN-CALL (246-2255)

DIRECTORS AND OFFICERS
James J. Lightburn, Chairman of the Board and Director
Alan Tremain, O.B.E., Director
Michael F. Holland, Director
Joe O. Rogers, Director
Nigel S. Tulloch, Director
Gary L. French, President
William C. Cox, Treasurer
Mary Moran Zeven, Secretary

INVESTMENT MANAGER
Martin Currie Inc.

DIRECT INVESTMENT MANAGER
Asian Direct Capital Management

SHAREHOLDER SERVICING AGENT
The Altman Group

ADMINISTRATOR AND CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
Computershare Trust Company, N.A.

INDEPENDENT AUDITORS
Deloitte & Touche, LLP

LEGAL COUNSEL
Clifford Chance US LLP

ITEM 2. CODE OF ETHICS.

(a) The China Fund, Inc. (the "Fund") has adopted a Code of Ethics that applies to the Fund's principal executive officer and principal financial officer.

(c) There have been no amendments to the Fund's Code of Ethics during the reporting period for this Form N-CSR.

(d) There have been no waivers granted by the Fund to individuals covered by the Fund's Code of Ethics during the reporting period for this Form N-CSR.

(f) A copy of the Fund's Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) The Board of Directors of the Fund has determined that the Fund has one member serving on the Fund's Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial expert."

     (2) The name of the audit committee financial expert is Michael F. Holland. Mr. Holland has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

     For the fiscal year ended October 31, 2006, Deloitte & Touche LLP ("Deloitte"), the Fund's independent registered public accounting firm, billed the Fund aggregate fees of US$53,000 for professional services rendered for the audit of the Fund's annual financial statements and review of financial statements included in the Fund's annual report to shareholders.

     For the fiscal years ended October 31, 2005, Deloitte billed the Fund aggregate fees of US$48,500 for professional services rendered for the audit of the Fund's annual financial statements and review of financial statements included in the Fund's annual report to shareholders.

(b) Audit-Related Fees

     For the fiscal year ended October 31, 2006, Deloitte did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under the section Audit Fees above.

     For the fiscal year ended October 31, 2005, Deloitte did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under the section Audit Fees above.

(c) Tax Fees

     For the fiscal year ended October 31, 2006, Deloitte billed the Fund aggregate fees of US$9,000 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund's income tax returns and tax distribution requirements.

     For the fiscal year ended October 31, 2005, Deloitte billed the Fund aggregate fees of US$8,500 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund's income tax returns and tax distribution requirements.

(d) All Other Fees

     For the fiscal year ended October 31, 2006, Deloitte billed the Fund US$15,000 for the provision of security counts.

     For the fiscal year ended October 31, 2005, Deloitte billed the Fund US$13,500 for the provision of security counts.

(e) The Fund's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund's independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the "1934 Act"). All of the audit and tax services described above for which Deloitte or KPMG billed the Fund fees for the fiscal years ended October 31, 2006 and October 31, 2005, respectively, were pre-approved by the Audit Committee.

     For the fiscal years ended October 31, 2006 and October 31, 2005, the Fund's Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Deloitte or KPMG.

(f) Not applicable.

(g) For the fiscal year ended October 31, 2006, Deloitte did not bill the Fund any non-audit fees. During the same period, the aggregate non-audit fees billed by Deloitte for services rendered to State Street Bank and Trust Company, an affiliate of the Fund's direct investment manager, Asian Direct Capital Management, was approximately US$1,300,000. The non-audit services provided to State Street Bank and Trust Company were not ongoing services and were not related directly to the operations and financial reporting of the Fund. During this period, Deloitte did not provide any services to Martin Currie Inc.

     For the fiscal year ended October 31, 2005, Deloitte did not bill the Fund any non-audit fees. During the same period, the aggregate non-audit fees billed by Deloitte for services rendered to State Street Bank and Trust Company, an affiliate of the Fund's direct investment manager, Asian Direct Capital Management, was approximately US$700,000. The non-audit services provided to State Street Bank and Trust Company were not ongoing services and were not related directly to the operations and financial reporting of the Fund. During this period, KPMG did not provide any services to Martin Currie Inc.

(h) The Fund's Audit Committee has determined that the provision of non-audit services by Deloitte to State Street Bank and Trust Company is compatible with maintaining Deloitte's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Fund's audit committee are Alan Tremain, James J. Lightburn, Nigel Tulloch, Joe
O. Rogers and Michael F. Holland.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END INVESTMENT COMPANIES.

Attached to this Form N-CSR as exhibit 12(a)(4) are copies of the proxy voting policies and procedures of the Fund and its investment advisers, Asian Direct Capital Management and Martin Currie, Inc.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of December 31, 2006, the portfolio managers of the registrant are as follows:

CHRIS RUFFLE

Mr. Ruffle is co-chairman of MC China Ltd. MC China Ltd is a subsidiary of Martin Currie Investment Management, which provides investment research and administration services to the Martin Currie. Mr. Ruffle, who is a Chinese and Taiwanese equity specialist, has over 19 years investment experience in Asia. Fluent in Mandarin, Mr. Ruffle has worked in Asia since 1983. He worked originally in Beijing and Shanghai and then in Australia for a metal trading company. He then moved to Warburg Securities in 1987 as an analyst in Tokyo, before establishing Warburg's office in Taiwan (1990 to 1993). Mr. Ruffle also manages The Martin Currie China Hedge Fund, the Martin Currie China ''A'' Share Fund Limited and the China Development Capital Partnership.

KOH KUEK CHIANG

Mr. Koh joined the Direct Investment Manager in 1998. Mr. Koh has over twenty years of private equity investment experience in the United States, Europe and Asia working for the Government of Singapore Investment Corporation, Union Bank of Switzerland and private interests. His investment experience covers a wide range of industries, including telecommunication equipment, biotech, media, financial services and basic materials. Mr. Koh graduated with an engineering degree from the University of Western Australia and has a post-graduate Diploma in Business Administration from the National University of Singapore. He is a Chartered Financial Analyst and is fluent in English and Mandarin. Mr. Koh leads a team of the Direct Investment Manager, comprised of Adrian Lam, Thomas Miu and Kent Tsang, that works on the Fund's direct investment activities. The members of the team are experienced private equity professionals with diverse backgrounds and considerable experience in China. Most of the team members have been involved in investing in China for over a decade and have seen more than one economic cycle. On behalf of the Fund, Mr. Koh holds a directorship in the following investee companies of the Fund's direct investment portfolio: Captive Finance Limited. Mr. Koh does not receive directors' fees or compensation from these companies. However, some direct expenses and costs of attending board meetings are reimbursed in certain cases.

(a)(2)

As of October 31, 2006, Chris Ruffle managed 2 mutual funds with a total of approximately $607 million in assets; 6 pooled investment vehicles other than mutual funds with a total of approximately $678 million in assets; and 14 other accounts with a total of approximately $945 million in assets.

Of these other mutual funds, no funds had performance based fees.

Of these other pooled investment vehicles, no pooled investment vehicles had performance based fees.

Of these other accounts, no accounts had performance based fees.

As of October 31, 2006, Koh Kuek Chiang managed one other account with a total of approximately US$32 million in assets. This account has a performance based fee.

CONFLICTS OF INTEREST:

Mr. Ruffle's simultaneous management of the Fund and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other accounts. The Investment Manager, however, believes that sufficient controls, policies and systems are in place which address such conflicts.

The Investment Manager has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Investment Manager has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Mr. Koh's simultaneous management of the Fund and the other account noted above may present actual or apparent conflicts of interest with respect to the allocation of investment opportunities on behalf of the Fund and the other account. The Direct Investment Manager, however, believes that these potential conflicts of interest do not have an adverse effect on the portfolio management of the Fund. The Direct Investment Manager has adopted several policies that address potential conflicts of interest, including best execution and investment opportunities allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Direct Investment Manager has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

COMPENSATION:

Mr. Ruffle's compensation consists of a base salary together with an additional element of remuneration dependent upon the performance of the accounts that he manages.

Mr. Koh's compensation is comprised of two components: a base salary and an annual bonus. His compensation is determined by a qualitative assessment of his overall performance in managing the various funds for which he is responsible. His bonus is determined by the Compensation Committee of the Direct Investment Manager and is partially dependent on the performance of the funds in which Mr. Koh is involved.

OWNERSHIP OF SECURITIES: The following table sets forth, for each portfolio manager, the aggregate dollar range of the registrant's equity securities beneficially owned as of October 31, 2006.

Portfolio Manager   Dollar Range of Fund Shares Beneficially Owned

Chris Ruffle        None
Koh Kuek Chiang     None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors during the period covered by this Form N-CSR filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics is attached hereto in response to Item 2(f).

(a)(2) The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3) Not applicable.

(a)(4) Proxy voting policies and procedures of the Fund and its investment advisers are attached hereto in response to Item 7.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CHINA FUND, INC.


By: /s/ Gary L. French
    ---------------------------------
    Gary L. French
    President of The China Fund, Inc.

Date: December 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Gary L. French
    ---------------------------------
    Gary L. French
    President of The China Fund, Inc.

Date: December 28, 2006


By: /s/ William C. Cox
    ---------------------------------
    William C. Cox
    Treasurer of The China Fund, Inc.

Date: December 28, 2006